UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 13, 2008
Aeropostale, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	001-31314 (Commission File Number)	31-1443880 (IRS Employer Identification No.)
112 West 34th Street, 22nd Floor, New York, New York 10120
(Address of Principal Executive Offices, including Zip Code)
(646) 485-5398
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 7.01	Regulation FD Disclosure.

On March 13, 2008 Aeropostale, Inc. issued a press release announcing their fourth quarter 2007 and fiscal 2007 earnings results.

ITEM 9.01	Financial Statements and Exhibits.

C)	Exhibits
99.1 Press release, dated March 13, 2008, announcing fourth quarter 2007 and fiscal 2007 earnings results.

SIGNATURES
     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aeropostale, Inc.

/s/ Michael J. Cunningham
Michael J. Cunningham
Executive Vice President — Chief Financial Officer
Dated: March 14, 2008

3